UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2024

BIRDIE WIN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-259112	38-4179726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 8, 6/F, Wayson Commercial Building,

28 Connaught Road West, Hong Kong

(Address of principal executive offices & zip code)

(+86) 13824472731

(Registrants’ telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant

On July 18, 2024, a Stock Purchase Agreement was entered into between TTTOP International Ltd (the “Seller”) and TOPP Holdings Group Ltd (the “Purchaser”), whose controlling person is Yunyuan Chen, wherein the Purchaser purchased 3,350,000 shares of Common Shares, par value $0.001 per share (the “Shares”), of Birdie Win Corporation, a Nevada corporation (the “Company”). As a result, the Purchaser became an approximately 58.2% holder of the voting rights of the issued and outstanding shares of the Company, on a fully-diluted basis, and became the controlling shareholder. The transaction was completed on July 19, 2024 (the “Closing date”). The consideration paid for each share was $0.1194. The source of the cash consideration for the Shares was personal fund of the controlling person of Purchaser.

Other than as described below, there are no arrangements or understandings among both the former and new control persons and their associates with respect to the election of directors of the Company or other matters. The information set forth in Item 5.02 of this Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangement of Certain Officers

On July 18, 2024, the sole officer and director of the Company, Zonghan Wu, tendered his resignations as Director, President, Chief Executive Officer, Secretary, and Treasurer of the Company, and appointed Yunyuan Chen as new President, Chief Executive Officer, Secretary, Treasurer, and Director of the Company, effective July 18, 2024.

Yunyuan Chen worked for Zhaoqing Guangrong Investment Management Co., Ltd. as Director in Guangdong and Hong Kong from 2007 to 2010, worked for Hong Kong Tims Investment Ltd as Director from 2011 to 2015, and is Managing Director of Shenzhen Qianhai Rongjian Fund Management Co., Ltd. Yunyuan Chen holds a Master’s Degree in Business Administration awarded by Sun Yat-Sen University in 2006. Yunyuan Chen currently acts as the President, Chief Executive Officer, Secretary, Treasurer, and Director of Birdie Win Corporation, specializing in business growth, profitable growth and marketing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Stock Purchase Agreement, dated July 18, 2024, by and between TTTOP International Ltd and TOPP Holdings Group Ltd
99.2	Written Consent of the board of directors of the Company, dated July 18, 2024
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIRDIE WIN CORPORATION
(Name of Registrant)

Date: July 19, 2024

	By:	/s/ Yunyuan Chen
	Name:	Yunyuan Chen
	Title:	President, Chief Executive Officer,
Treasurer, Secretary and Director